                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 29, 2000, included in American TeleSource International, Inc.'s Form 10-K for the year ended July 31, 2000 and to all references to our Firm included in this registration statement.


                                    /s/ ARTHUR ANDERSEN LLP


San Antonio, Texas
November 14, 2000